SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FORBEARANCE
--------------------------------------------------------------------------------


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FORBEARANCE (this "Amendment"), dated as of June 11, 2001, is entered into among
(1) POINT.360, a California corporation (formerly known as VDI MultiMedia) (the "Borrower"), (2) the Lenders party to the Credit Agreement referred to below and
(3) UNION BANK OF CALIFORNIA, N.A., as administrative agent for such Lenders (in such capacity, the "Agent").

                                    RECITALS
                                    --------

     A. The Borrower, the Lenders and the Agent previously entered into that certain Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of April 5, 2001 (as amended, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

     B. On or about May 29, 2001, the Borrower informed the Agent that the aggregate principal amount of Loans outstanding exceeded the Borrowing Base (such excess, the "Overadvance Amount") by $824,840, resulting in a default of Sections 2.1(a) and 2.5(d) of the Credit Agreement, and an Event of Default under Section 7(a) of the Credit Agreement. On or about June 5, 2001, the Borrower made a principal payment of $250,000, which reduced the Overadvance Amount to $574,840.

     C. As of the date hereof, prior to the effectiveness of this Amendment, (i) the Aggregate Commitment is $45,000,000 and (ii) the aggregate principal amount of Loans outstanding under the Credit Agreement is $30,524,324.51. There are no Letters of Credit outstanding.

     D. The Borrower has requested that the Agent and the Lenders forbear from exercising their rights and remedies under the Credit Agreement due to the occurrence of the foregoing defaults. The Agent and the Lenders have agreed to forbear from exercising such rights and remedies, subject to the terms and conditions set forth below.

     E. Finally, the Borrower has informed the Agent and the Lenders that, effective June 4, 2001, it has changed its name to "Point.360".

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. ACKNOWLEDGEMENT OF EXISTING EVENT OF DEFAULT AND APPLICATION OF DEFAULT INTEREST RATE.

         (a) The Borrower hereby acknowledges that, on or about May 29, 2001, the outstanding principal amount of Loans equaled $30,096,325 ($31,024,325, less $678,000 deducted per the last sentence of the definition of "Borrowing Base" less a principal prepayment of $250,000 made on such date) and the Borrowing Base equaled $29,271,485, resulting in an Overadvance Amount of $824,840 in violation of Section 2.1(a) of the Credit Agreement. Such Event of Default is continuing and has not been cured. On or about June 5, 2001, the Borrower made a principal payment of $250,000, which reduced the Overadvance Amount to $574,840. The Borrower failed to pay the interest accrued and outstanding on such principal amount. Failure to make the immediate repayment, with interest, required by Section 2.5(d) has resulted in a payment Event of Default under Section 7(a) of the Credit Agreement. Such Event of Default is continuing and has not been cured. Nothing in this Amendment is intended to, or shall be construed to, waive such Event of Default.

         (b) The Borrower acknowledges that, pursuant to Section 2.8(c) of the Credit Agreement, all outstanding amounts under the Credit Agreement are accruing interest at the default rate described therein (the "Default Rate"), payable on demand. The parties hereto agree that the Default Rate shall apply to all such outstanding amounts effective as of May 29, 2001.

     SECTION  2.   ACKNOWLEDGEMENT   OF  OUTSTANDING  LOANS  AND  EXISTING  LOAN
DOCUMENTS.

         (a) The Borrower hereby acknowledges that, as of the date hereof, the outstanding principal amount of Loans under the Credit Agreement is $30,524,324.51. In addition, interest on amounts prepaid on or about May 29, 2001 and June 5, 2001 is due and unpaid. The parties hereto agree that such interest shall be payable on the next Interest Payment Date.

         (b) The Borrower acknowledges and agrees that each Loan Document executed by any Obligor pursuant to the Credit Agreement remains in full force and effect, including but not limited the following:

            (i) those certain Revolving Notes executed by the Borrower, each dated as of September 28, 2000, (A) in favor of Union Bank of California, N.A., in the principal amount of $25,000,000, (B) in favor of Sanwa Bank California, in the principal amount of $10,000,000 and
         (C) in favor of U.S. Bank National Association, in the principal amount of $10,000,000;

            (ii) that certain Second Amended and Restated Guaranty, dated as of September 28, 2000, executed by VDI Multimedia, Inc. in favor of the Agent;

            (iii) that certain Second Amended and Restated Guaranty, dated as of September 28, 2000, executed by Multi-Media Services, Inc. in favor of the Agent;

            (iv) that certain Second Amended and Restated Security Agreement, dated as of September 28, 2000, executed by VDI Multimedia, Inc. in favor of the Agent, pursuant to which the Agent perfected its security interest, pledge in and lien on the Collateral (as defined therein) by, inter alia, filing and/or recording UCC-1 Financing Statements and sending deposit account notices;

            (v) that certain Second Amended and Restated Security Agreement, dated as of September 28, 2000, executed by Multi-Media Services, Inc. in favor of the Agent, pursuant to which the Agent perfected its security interest, pledge in and lien on the Collateral (as defined therein) by, INTER ALIA, filing and/or recording UCC-1 Financing Statements and sending deposit account notices;

            (vi) that certain Second Amended and Restated Security Agreement, dated as of September 28, 2000, executed by the Borrower in favor of the Agent, pursuant to which the Agent perfected its security interest, pledge in and lien on the Collateral (as defined therein) by, inter alia, filing and/or recording UCC-1 Financing Statements and sending deposit account notices; and

            (vii) that certain Alternative Dispute Resolution Agreement, dated as of September 28, 2000, executed by the Obligors and the Agent.

     SECTION 3. FORBEARANCE. Subject to fulfillment of the conditions set forth below, the Agent and the Lenders agree to forbear from exercising until June 18, 2001 (the "Forbearance Period"), their rights and remedies under the Credit Agreement due to the Event of Default described in Section 1 hereof. The Borrower agrees and acknowledges that in the event that it fails to cure such Event of Default prior to such date in accordance with the terms of this Agreement, (i) such failure shall constitute an immediate Event of Default under
Section 7(a) of the Credit Agreement having no grace period, and (ii) the Agent and the Lenders may immediately exercise their rights and remedies under the Credit Agreement and the other Loan Documents due to such Event of Default. Furthermore, the Agent and the Lenders may exercise their rights and remedies under the Credit Agreement and the other Loan Documents immediately upon the occurrence of any Default other than that described in Section 1 hereof, including any Default of the terms of this Agreement. Nothing contained in this Agreement shall be interpreted as or be deemed a release or a waiver by the Agent or the Lenders of any of the terms or conditions of the Loan Documents.
Unless  specifically  amended  herein,  all  terms  and  provisions  of the Loan
Documents shall remain in full force and effect in accordance with their original terms. For the avoidance of doubt, the parties hereto agree that no borrowings under the Credit Agreement, or issuance of Letters of Credit, shall made during the Forbearance Period.

     SECTION 4. ADDITIONAL COVENANTS OF THE BORROWER. In addition to the covenants set forth in the Credit Agreement, the other Loan Documents and this Agreement, the Borrower hereby agrees as follows:

         (a) REPAYMENT OF OVERADVANCE AMOUNT. Notwithstanding any provision of the Credit Agreement to the contrary, the Borrower shall repay the Overadvance Amount as follows: (i) $250,000 in principal amount on June 11, 2001 and (ii) the remaining principal amount of the Overadvance Amount on June 18, 2001, in each case such payment to be received by the Agent, at the office of the Agent set forth in the Credit Agreement for repayments, on or before 12:00 Noon, Los Angeles time. Interest accruing on such amounts so repaid shall be due and payable on the next Interest Payment Date.

         (b) REPORTING. On or before June 20, 2001, the Borrower shall deliver to the Agent, with sufficient copies for each Lender, (i) a current report in form satisfactory to the Lenders providing information with respect to the Borrower's and the Subsidiaries' accounts payable aging, (ii) revised projections of the Borrower and its Subsidiaries, in form satisfactory to the Lenders, covering the period from April 1, 2001 through December 31, 2001, with monthly detail, including an income statement, balance sheet, cash flow statement, statement of sources and uses, borrowing base calculations and covenant calculations and (iii) a schedule of annualized cost savings initiatives with respect to the business of the Borrower and the Subsidiaries for fiscal year 2001, in form satisfactory to the Lenders, in each case certified by a Responsible Officer to be (in the case of (i)), true and correct and (in the case of (ii) and (iii)), based on good faith estimates and assumptions believed by such Officer to be reasonable.

         (c) AUDIT. The Borrower shall cooperate fully in an audit of its and its Subsidiaries' books, records and facilities, such audit to be (i) conducted by such auditors and/or consultants as the Lenders shall select and (ii) commenced on or prior to July 2, 2001. The Borrower agrees to pay all fees, costs and expenses of such auditors and/or consultants upon demand by the Agent.

         (d) NAME CHANGE DOCUMENTATION. The Borrower agrees to make all Name Change Deliveries to the Agent on or before July 10, 2001. Any failure of the Borrower to perform any of the covenants set forth in this Section 4 in accordance with their terms shall constitute an immediately Event of Default having no grace period.

     SECTION 5. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date first set forth above, the Credit Agreement is hereby amended as follows:

         (a) Each reference to "VDI MultiMedia" in the Credit Agreement and the other Loan Documents is amended to read "Point.360". The Borrower acknowledges and agrees that it will cooperate fully in executing all UCC-1 Financing Statements, amendments to UCC-1 Financing Statements and other agreement or instruments, and in taking such other actions, as the Agent may request in connection therewith (collectively, the "Name Change Deliveries").

         (b)  The   Aggregate   Commitment  is  reduced  from   $45,000,000   to
     $35,000,000. In connection therewith, Schedule 2.1 to the Credit Agreement is replaced with Schedule 2.1 hereto.

         (c) The table in Section 2.1(e) is restated in its entirety to read as follows:

                                                    REMAINING AGGREGATE
     "EFFECTIVE DATE OF REDUCTION                        COMMITMENT
      ---------------------------                   --------------------

          December 31, 2004                              $30,000,000

          December 31, 2005                              $0.00"


     SECTION 6. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following:

         (a) this Amendment, duly executed by the Borrower and each Lender;

         (b) evidence of the Guarantors' consent to this Amendment, in form and substance acceptable to the Agent;

         (c) a release of claims, executed by the Borrower and the Guarantors, in form and substance acceptable to the Agent;

         (d) resolutions of the board of directors of the Borrower, authorizing this Amendment, certified by an appropriate officer of the Borrower;

         (e) all outstanding legal fees incurred by the Agent and/or the Lenders in connection with the Credit Agreement, to the extent requested by the Agent or the Lenders to be paid in connection herewith; and

         (f) such other documents, agreements and opinions that the Agent or any Lender may request.

     SECTION 7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

     SECTION 8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants, for the benefit of the Lenders and the Agent, as follows: (i) the Borrower has all requisite power and authority under applicable law and under its charter documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof; and (iv) each of the Borrower's representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

     SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 10. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of California (without reference to its choice of law rules).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

     POINT.360 (formerly known as VDI Multimedia)


     By:
         --------------------------------------------

     Name:

         --------------------------------------------

     Title:

         --------------------------------------------



     UNION BANK OF CALIFORNIA, N.A.,

     as Agent and a Lender



     By:
         --------------------------------------------

     Name:

         --------------------------------------------

     Title:

         --------------------------------------------



     SANWA BANK CALIFORNIA, as a Lender



     By:
         --------------------------------------------

     Name:

         --------------------------------------------

     Title:

         --------------------------------------------



     U.S. BANK NATIONAL ASSOCIATION, as a Lender

     By:
         --------------------------------------------

     Name:

         --------------------------------------------

     Title:

         --------------------------------------------

                                                          SCHEDULE 2.1


                                  COMMITMENTS

                                                        Revolving Loan
               Lender                                     Commitment
               ------                                   --------------

Union Bank of California, N.A.                            $19,444,444

Sanwa Bank California                                     $ 7,777,778

U.S. Bank National Association                            $ 7,777,778

-------------------------------------                   --------------
Total                                                     $35,000,000